Exhibit 99.1

September 25, 2025

BlackBerry Reports Second Quarter Fiscal Year 2026 Results
•Delivers year-over-year revenue growth, expanded adjusted EBITDA margins and GAAP profitability, as well as positive operating cash flow
•QNX division achieves “Rule of 40” quarter with revenue and adjusted EBITDA above guidance, raises full year guidance
•Secure Communications division beats revenue and adjusted EBITDA guidance, raises full year guidance
•Returns $20 million to shareholders as part of share buyback program

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended August 31, 2025 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“BlackBerry delivered year-over-year revenue growth and expanded gross margins while reducing operating expenses. This combination ensured strong profitability in the second quarter, beating expectations and achieving a second consecutive quarter of GAAP profitability,” said John J. Giamatteo, CEO, BlackBerry. “Our QNX division recorded a “rule of 40” quarter and progress across all our key growth initiatives. Our Secure Communications division exceeded expectations at both the top and bottom line, and delivered improvements in its key metrics.”

Second Quarter Fiscal 2026 Financial Highlights
•Total company revenue exceeded previously-provided guidance at $129.6 million, increasing 3% year-over-year
•Total company GAAP and adjusted gross margin increased by 4 percentage points year-over-year to 75%.
•QNX revenue beat guidance and achieved 15% year-over-year growth to $63.1 million; QNX segment adjusted gross margin were flat year-over-year at 83%
•QNX adjusted EBITDA beat previously-provided guidance at $20.5 million, or 32% of revenue
•Secure Communications revenue exceeded previously-provided guidance at $59.9 million, decreasing 10% year-over-year; Secure Communications segment adjusted gross margin increased 5 percentage points year-over-year to 66%
•Secure Communications ARR increased year-over-year and sequentially to $213 million; Secure Communications DBNRR was flat year-over-year, and increased by 1 percentage point sequentially to 93%
•Secure Communications adjusted EBITDA exceeded previously provided guidance at $9.7 million
•Licensing revenue was $6.6 million, and adjusted EBITDA was $5.6 million
•Total company adjusted EBITDA exceeded previously-provided guidance at $25.9 million, or 20% of revenue; Total company GAAP Operating Income was $11.5 million, a $9.5 million increase sequentially and a $9.3 million increase year-over-year

•BlackBerry achieved another quarter of GAAP profitability, with GAAP net income of $13.3 million and adjusted net income of $24.2 million
•GAAP basic earnings per share was $0.02 and non-GAAP basic earnings per share was $0.04, beating the previously-provided guidance
•Operating cash flow for the second quarter beat expectations at positive $3.4 million
•$20 million was returned to shareholders by the repurchase of approximately 5 million common shares during the quarter
•Total cash, cash equivalents, short-term and long-term investments therefore decreased by $18.4 million sequentially to $363.5 million

Business Highlights & Strategic Announcements
•QNX and NVIDIA announced general availability of NVIDIA DRIVE AGX Thor development kit, integrated with QNX® OS for Safety 8 to enable developers to accelerate development of next-generation autonomous drive systems
•QNX launched its foundational, safety-certified QNX OS for Safety 8 to streamline the development and certification of safety- and security-critical embedded systems
•BlackBerry became the first Mobile Device Management (MDM) vendor to achieve BSI certification for BlackBerry UEM deployment with Apple Indigo and Samsung Knox
•BlackBerry, Global Affairs Canada, and TMU's Rogers Cybersecure Catalyst expanded cybersecurity training in Malaysia
•BlackBerry appointed Barry Mainz to its Board of Directors

Financial Outlook
BlackBerry is providing the following guidance for the third fiscal quarter (ending November 30, 2025) and the full fiscal year 2026 (ending February 28, 2026).

	Q3 FY26	Full fiscal year FY26
Total BlackBerry revenue:	$132 - 140 million	$519 - 541 million
QNX revenue:	$66 - 70 million	$256 - 270 million
Secure Communications revenue:	$60 - 64 million	$239 - 247 million
Licensing revenue:	Approximately $6 million	Approximately $24 million
QNX segment adjusted EBITDA:	$13 - 17 million	$64 - 73 million
Secure Communications segment adjusted EBITDA:	$12 - 16 million	$38 - 48 million
Licensing segment adjusted EBITDA:	Approximately $5 million	Approximately $20 million
Adjusted Corporate Costs[1]:	Approximately $10 million	Approximately $40 million
Total Company adjusted EBITDA:	$20 - 28 million	$82 -101 million
Non-GAAP basic EPS:	$0.02 – 0.04	$0.11 – 0.15
Operating cash flow	$10 – 20 million	$35 - 40 million

1 Excluding amortization costs.

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures and non-GAAP financial ratios used by the Company to comparable U.S. GAAP measures and an explanation of why the
Company uses them. The Company does not provide a reconciliation of expected Adjusted EBITDA and expected

Non-GAAP basic EPS for the third quarter of 2026 to the most directly comparable expected GAAP measures because it is unable to predict with reasonable certainty, among other things, restructuring charges and impairment charges and, accordingly, a reconciliation is not available without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For more information on the non-GAAP financial measures, please refer to the tables at the end of this press release.
Conference Call and Webcast
A conference call and live webcast will be held today beginning at 8:00 a.m. ET, which can be accessed using the following link (here) or through the Company’s investor webpage (BlackBerry.com/Investors) or by dialing toll free +1 (877) 883-0383 and entering Elite Entry Number 6312676.

A replay of the conference call will be available at approximately 11:00 a.m. ET today, using the same webcast link (here) or by dialing toll free +1 (877) 344-7529 and entering Replay Access Code 7474232.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides enterprises and governments the intelligent software and services that power the world around us. Based in Waterloo, Ontario, the company’s high-performance foundational software enables major automakers and industrial giants alike to unlock transformative applications, drive new revenue streams and launch innovative business models, all without sacrificing safety, security, and reliability. With a deep heritage in Secure Communications, BlackBerry delivers operational resiliency with a comprehensive, highly secure, and extensively certified portfolio for mobile fortification, mission-critical communications, and critical events management.

For more information, visit BlackBerry.com and follow @BlackBerry.
Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, financial performance, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, and competition. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; BlackBerry’s ability to enhance, develop, introduce or monetize its products and services in a timely manner with competitive pricing, features and performance; significant changes in government customer demand or procurement requirements; BlackBerry’s sales cycles and the time and expense of its sales efforts; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; risks arising from a failure or perceived failure of the security features of BlackBerry’s solutions; adverse macroeconomic and geopolitical conditions, including trade policies; litigation against

BlackBerry; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s dependence in part on its relationships with resellers and channel partners; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry’s use of artificial intelligence solutions; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry’s use of open source software and its ability to obtain rights to use third-party software ; BlackBerry potentially being found to have infringed on the intellectual property rights of others; BlackBerry’s indebtedness, which could impact its operating flexibility and financial condition; the asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; potential impacts of acquisitions, divestitures and other business initiatives; risks associated with foreign operations, including fluctuations in foreign currencies; environmental events; the fluctuation of BlackBerry’s quarterly revenue and operating results; and the volatility of the market price of BlackBerry’s common shares.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedarplus.ca or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and BlackBerry has no intention and undertakes no obligation to update or revise any of them, except as required by law.

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BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts)

Consolidated Statements of Operations

	Three Months Ended			Six Months Ended
	August 31, 2025	May 31, 2025	August 31, 2024	August 31, 2025	August 31, 2024
Revenue	$129.6	$121.7	$126.2	$251.3	$249.6
Cost of sales	33.0	31.4	37.6	64.4	71.0
Gross margin	96.6	90.3	88.6	186.9	178.6
Gross margin %	74.5%	74.2%	70.2%	74.4%	71.6%
Operating expenses
Research and development	25.6	25.0	27.1	50.6	57.7
Sales and marketing	24.4	28.7	21.3	53.1	45.1
General and administrative	31.5	30.5	32.8	62.0	73.1
Amortization	3.1	4.0	4.6	7.1	9.3
Impairment of long-lived assets	0.5	0.1	0.6	0.6	4.1
	85.1	88.3	86.4	173.4	189.3
Operating income (loss)	11.5	2.0	2.2	13.5	(10.7)
Investment income, net	1.9	2.9	2.7	4.8	6.7
Income (loss) before income taxes	13.4	4.9	4.9	18.3	(4.0)
Provision for income taxes	0.1	3.0	1.4	3.1	9.0
Income (loss) from continuing operations	13.3	1.9	3.5	15.2	(13.0)
Loss from discontinued operations, net of tax	—	—	(23.2)	—	(48.1)
Net income (loss)	$13.3	$1.9	$(19.7)	$15.2	$(61.1)
Earnings (loss) per share
Basic earnings (loss) per share from continuing operations	$0.02	$0.00	$0.01	$0.03	$(0.02)
Total basic earnings (loss) per share	$0.02	$0.00	$(0.03)	$0.03	$(0.10)

Diluted earnings (loss) per share from continuing operations	$0.02	$0.00	$0.01	$0.03	$(0.02)
Total diluted earnings (loss) per share	$0.02	$0.00	$(0.03)	$0.03	$(0.10)

Weighted-average number of common shares outstanding (000s)
Basic	592,938	596,300	590,549	594,624	590,188
Diluted	597,369	600,831	591,610	598,697	590,188
Total common shares outstanding (000s)	590,361	594,529	590,728	590,361	590,728

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions)

Consolidated Balance Sheets

	As at
	August 31, 2025	February 28, 2025
Assets
Current
Cash and cash equivalents	$276.4	$266.7
Short-term investments	14.1	71.1
Accounts receivable, net of allowance of $5.4 and $6.6, respectively	125.0	173.7
Other receivables	48.7	48.4
Income taxes receivable	2.6	1.6
Other current assets	40.4	30.0
	507.2	591.5
Restricted cash and cash equivalents	14.2	13.6
Long-term investments	58.8	58.9
Other long-term assets	51.1	76.5
Operating lease right-of-use assets, net	20.1	22.0
Property, plant and equipment, net	12.2	13.4
Intangible assets, net	42.0	47.3
Goodwill	478.5	472.4
	$1,184.1	$1,295.6
Liabilities
Current
Accounts payable	$4.0	$31.1
Accrued liabilities	83.9	126.2
Income taxes payable	13.8	25.5
Deferred revenue, current	128.5	161.5
	230.2	344.3
Deferred revenue, non-current	6.7	5.6
Operating lease liabilities	25.0	28.7
Other long-term liabilities	1.2	1.8
Long-term notes	195.9	195.3
	459.0	575.7
Shareholders’ equity
Capital stock and additional paid-in capital	2,951.3	2,976.4
Deficit	(2,214.2)	(2,237.3)
Accumulated other comprehensive loss	(12.0)	(19.2)
	725.1	719.9
	$1,184.1	$1,295.6

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions)
Consolidated Statements of Cash Flows

	Six Months Ended
	August 31, 2025	August 31, 2024
Cash flows from operating activities
Net income (loss)	$15.2	$(61.1)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Amortization	10.3	26.2
Stock-based compensation	11.6	14.8
Impairment of long-lived assets	0.6	4.1
Operating leases	(5.7)	(5.5)
Other	(0.3)	(2.8)
Net changes in working capital items
Accounts receivable, net of allowance	48.7	49.0
Other receivables	(0.3)	0.5
Income taxes receivable	(1.0)	—
Other assets	16.0	(7.5)
Accounts payable	(27.1)	(10.0)
Accrued liabilities	(38.5)	(4.9)
Income taxes payable	(11.7)	(0.4)
Deferred revenue	(31.9)	(33.5)
Net cash used in operating activities	(14.1)	(31.1)
Cash flows from investing activities
Proceeds on sale, maturity or distribution from long-term investments	0.1	—
Acquisition of property, plant and equipment	(1.7)	(1.9)
Proceeds on sale of property, plant and equipment	—	0.1
Acquisition of intangible assets	(2.6)	(3.8)
Acquisition of short-term investments	(34.7)	(71.6)
Proceeds on sale or maturity of short-term investments	91.7	93.8
Net cash provided by investing activities	52.8	16.6
Cash flows from financing activities
Issuance of common shares	1.2	1.5
Common shares repurchased	(30.0)	—
Net cash provided by (used in) financing activities	(28.8)	1.5
Effect of foreign exchange gain on cash, cash equivalents, restricted cash, and restricted cash equivalents	0.4	0.2
Net increase (decrease) in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	10.3	(12.8)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	280.3	200.5
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$290.6	$187.7

As at	August 31, 2025	February 28, 2025
Cash and cash equivalents	$276.4	$266.7
Restricted cash and cash equivalents	14.2	13.6
Short-term investments	14.1	71.1
Long-term investments	58.8	58.9
	$363.5	$410.3

Reconciliations of the Company’s Segment Results and Segment Adjusted EBITDA to the Consolidated Results
The following tables show information by operating segment for the three and six months ended August 31, 2025 and August 31, 2024. The Company reports segment information in accordance with U.S. GAAP, pursuant to the Financial Standards Accounting Board’s Accounting Standard Codification Topic 280, Segment Reporting, based on the “management” approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker (“CODM”) for making decisions and assessing performance of the Company’s reportable operating segments. The measure of segment profit or loss disclosed by the Company in the Consolidated Financial Statements under the “management” approach in reviewing the results of the Company’s operating segments is segment adjusted gross margin. Additionally, the following tables include the additional measures of segment profit or loss used by the CODM which is segment adjusted EBITDA, a non-GAAP financial measure. See Note 11 to the Consolidated Financial Statements for a description of the Company’s operating segments.

	For the Three Months Ended (in millions)
	QNX			Secure Communications			Licensing			Segment Totals
	August 31,		Change	August 31,		Change	August 31,		Change	August 31,		Change
	2025	2024		2025	2024		2025	2024		2025	2024
Segment revenue	$63.1	$54.7	$8.4	$59.9	$66.5	$(6.6)	$6.6	$5.0	$1.6	$129.6	$126.2	$3.4
Segment cost of sales	10.7	9.3	1.4	20.2	26.1	(5.9)	1.5	1.6	(0.1)	32.4	37.0	(4.6)
Segment adjusted gross margin	$52.4	$45.4	$7.0	$39.7	$40.4	$(0.7)	$5.1	$3.4	$1.7	$97.2	$89.2	$8.0
Segment research and development	13.2	14.7	(1.5)	11.1	11.7	(0.6)	—	—	—	24.3	26.4	(2.1)
Segment sales and marketing	10.8	9.8	1.0	12.1	11.1	1.0	—	—	—	22.9	20.9	2.0
Segment general and administrative	8.5	8.4	0.1	7.3	10.5	(3.2)	1.6	1.7	(0.1)	17.4	20.6	(3.2)
Less amortization included in the above	0.6	0.6	—	0.5	0.8	(0.3)	2.1	2.3	(0.2)	3.2	3.7	(0.5)
Segment adjusted EBITDA	$20.5	$13.1	$7.4	$9.7	$7.9	$1.8	$5.6	$4.0	$1.6	$35.8	$25.0	$10.8
The following tables reconcile the Company’s segment adjusted gross margin results for the three months ended August 31, 2025 to consolidated U.S. GAAP results:

	For the Three Months Ended August 31, 2025
	(in millions)
	QNX	Secure Communications	Licensing	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$63.1	$59.9	$6.6	$129.6	$—	$129.6
Cost of sales	10.7	20.2	1.5	32.4	0.6	33.0
Gross margin (1)	$52.4	$39.7	$5.1	$97.2	$(0.6)	$96.6
Operating expenses					85.1	85.1
Investment income, net					1.9	1.9
Income before income taxes						$13.4

	For the Three Months Ended August 31, 2024
	(in millions)
	QNX	Secure Communications	Licensing	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$54.7	$66.5	$5.0	$126.2	$—	$126.2
Cost of sales	9.3	26.1	1.6	37.0	0.6	37.6
Gross margin (1)	$45.4	$40.4	$3.4	$89.2	$(0.6)	$88.6
Operating expenses					86.4	86.4
Investment income, net					2.7	2.7
Income before income taxes						$4.9
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for three and six months ended August 31, 2025 and August 31, 2024.
The following table reconciles total segment adjusted EBITDA for the three months ended August 31, 2025 and August 31, 2024 to the Company’s consolidated totals:

	Three Months Ended
	August 31, 2025	August 31, 2024
Total Segment Adjusted EBITDA	$35.8	$25.0
Adjustments (1):
Stock compensation expense	5.9	5.3
Restructuring charges	3.4	0.9
Less:
Adjusted Corporate operating costs excluding amortization (2)	9.9	9.9
Amortization	4.6	6.1
Impairment of long-lived assets	0.5	0.6
Investment income	(1.9)	(2.7)
Consolidated income (loss) from continuing operations before income taxes	$13.4	$4.9
______________________________
(1) The CODM reviews segment information on an adjusted EBITDA basis, which excludes certain amounts as described below:
Stock compensation expenses - Equity compensation is a non-cash expense and does not impact the ongoing operating decisions taken by the Company’s management.
Restructuring charges - Restructuring charges relate to employee termination benefits, facilities, streamlining many of the Company’s centralized corporate functions into Secure Communications and QNX specific teams, and other costs pursuant to programs to reduce the Company’s annual expenses amongst R&D, infrastructure and other functions and do not reflect expected future operating expenses, are not indicative of the Company’s core operating performance, and may not be meaningful when comparing the Company’s operating performance against that of prior periods.
(2) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for three and six months ended August 31, 2025 and August 31, 2024.

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP financial measures and non-GAAP ratios provide management, as well as readers of the Company’s financial statements, with a consistent basis for comparison across accounting periods and are useful in helping management and readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted Corporate operating costs, adjusted Corporate operating costs excluding amortization, adjusted net income (loss), adjusted earnings (loss) per share, adjusted research and development expense, adjusted sales and marketing expense, adjusted general and administrative expense, adjusted amortization expense, adjusted operating income, adjusted EBITDA, adjusted segment EBITDA, adjusted operating income margin percentage, adjusted EBITDA margin percentage and free cash flow (usage) and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended August 31, 2025 and August 31, 2024
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended August 31, 2025 and August 31, 2024 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2025	August 31, 2024
Gross margin	$96.6	$88.6
Stock compensation expense	0.6	0.6
Adjusted gross margin	$97.2	$89.2

Gross margin %	74.5%	70.2%
Stock compensation expense	0.5%	0.5%
Adjusted gross margin %	75.0%	70.7%
Reconciliation of U.S. GAAP operating expense for the three months ended August 31, 2025, and August 31, 2024 to adjusted operating expense is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2025	August 31, 2024
Operating expense	$85.1	$86.4
Restructuring charges	3.4	0.9
Stock compensation expense	5.3	4.7
Acquired intangibles amortization	1.1	1.7
LLA impairment charge	0.5	0.6
Adjusted operating expense	$74.8	$78.5
Reconciliation of U.S. GAAP Corporate operating costs for the three months ended August 31, 2025 and August 31, 2024 to adjusted Corporate operating costs excluding amortization is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2025	August 31, 2024
Corporate operating costs	$16.2	$13.1
Restructuring charges	3.4	0.9
Stock compensation expense	2.1	1.0
LLA impairment charge	0.5	0.6
Adjusted Corporate operating costs	10.2	10.6
Amortization	0.3	0.7
Adjusted Corporate operating costs excluding amortization	$9.9	$9.9

Reconciliation of U.S. GAAP net income (loss) and U.S. GAAP basic earnings (loss) per share for the three months ended August 31, 2025 and August 31, 2024 to adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	August 31, 2025		August 31, 2024
		Basic earnings per share		Basic loss per share
Net income (loss)	$13.3	$0.02	$(19.7)	$(0.03)
Restructuring charges	3.4		0.9
Stock compensation expense	5.9		7.1
Acquired intangibles amortization	1.1		8.5
LLA impairment charge	0.5		0.6
Adjusted net income (loss)	$24.2	$0.04	$(2.6)	$0.00
Reconciliation of U.S. GAAP research and development, sales and marketing, general and administrative, and amortization expense for the three months ended August 31, 2025 and August 31, 2024 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2025	August 31, 2024
Research and development	$25.6	$27.1
Stock compensation expense	1.4	1.2
Adjusted research and development expense	$24.2	$25.9

Sales and marketing	$24.4	$21.3
Stock compensation expense	1.3	0.7
Adjusted sales and marketing expense	$23.1	$20.6

General and administrative	$31.5	$32.8
Restructuring charges	3.4	0.9
Stock compensation expense	2.6	2.8
Adjusted general and administrative expense	$25.5	$29.1

Amortization	$3.1	$4.6
Acquired intangibles amortization	1.1	1.7
Adjusted amortization expense	$2.0	$2.9

Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the three months ended August 31, 2025 and August 31, 2024 are reflected in the table below.

For the Three Months Ended (in millions)	August 31, 2025	August 31, 2024
Operating income	$11.5	$2.2
Non-GAAP adjustments to operating income
Restructuring charges	3.4	0.9
Stock compensation expense	5.9	5.3
Acquired intangibles amortization	1.1	1.7
LLA impairment charge	0.5	0.6
Total non-GAAP adjustments to operating income	10.9	8.5
Adjusted operating income	22.4	10.7
Amortization	4.6	6.1
Acquired intangibles amortization	(1.1)	(1.7)
Adjusted EBITDA	$25.9	$15.1

Revenue	$129.6	$126.2
Adjusted operating income margin % (1)	17.3%	8.5%
Adjusted EBITDA margin % (2)	20.0%	12.0%
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(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the six months ended August 31, 2025 and August 31, 2024.
A reconciliation of the most directly comparable U.S. GAAP financial measures for the six months ended August 31, 2025 and August 31, 2024 to adjusted financial measures is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2025	August 31, 2024
Gross margin	$186.9	$178.6
Stock compensation expense	1.1	1.3
Adjusted gross margin	$188.0	$179.9

Gross margin %	74.4%	71.6%
Stock compensation expense	0.4%	0.5%
Adjusted gross margin %	74.8%	72.1%
Reconciliation of U.S. GAAP operating expense for the six months ended August 31, 2025 and August 31, 2024 to adjusted operating expense is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2025	August 31, 2024
Operating expense	$173.4	$189.3
Restructuring charges	6.3	8.2
Stock compensation expense	10.5	10.2
Acquired intangibles amortization	2.8	3.5
LLA impairment charge	0.6	4.1
Adjusted operating expense	$153.2	$163.3

Reconciliation of U.S. GAAP Corporate operating costs for the six months ended August 31, 2025 and August 31, 2024 to adjusted Corporate operating costs excluding amortization is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2025	August 31, 2024
Corporate operating costs	$31.2	$38.5
Restructuring charges	6.3	8.2
Stock compensation expense	4.0	2.3
LLA impairment charge	0.6	4.1
Adjusted Corporate operating costs	20.3	23.9
Amortization	0.7	1.6
Adjusted Corporate operating costs excluding amortization	$19.6	$22.3
Reconciliation of U.S. GAAP net income (loss) and U.S. GAAP basic earnings (loss) per share for the six months ended August 31, 2025 and August 31, 2024 to the adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Six Months Ended (in millions, except per share amounts)	August 31, 2025		August 31, 2024
		Basic earnings per share		Basic loss per share
Net income (loss)	$15.2	$0.03	$(61.1)	$(0.10)
Restructuring charges	6.3		8.2
Stock compensation expense	11.6		14.8
Acquired intangibles amortization	2.8		17.1
LLA impairment charge	0.6		4.1
Adjusted net income (loss)	$36.5	$0.06	$(16.9)	$(0.03)
Reconciliation of U.S GAAP research and development, sales and marketing, general and administrative, and amortization expense for the six months ended August 31, 2025 and August 31, 2024 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2025	August 31, 2024
Research and development	$50.6	$57.7
Stock compensation expense	2.7	3.0
Adjusted research and development expense	$47.9	$54.7

Sales and marketing	$53.1	$45.1
Stock compensation expense	2.7	1.5
Adjusted sales and marketing expense	$50.4	$43.6

General and administrative	$62.0	$73.1
Restructuring charges	6.3	8.2
Stock compensation expense	5.1	5.7
Adjusted general and administrative expense	$50.6	$59.2

Amortization	$7.1	$9.3
Acquired intangibles amortization	2.8	3.5
Adjusted amortization expense	$4.3	$5.8

Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the six months ended August 31, 2025 and August 31, 2024 are reflected in the table below.

For the Six Months Ended (in millions)	August 31, 2025	August 31, 2024
Operating income (loss)	$13.5	$(10.7)
Non-GAAP adjustments to operating income (loss)
Restructuring charges	6.3	8.2
Stock compensation expense	11.6	11.5
Acquired intangibles amortization	2.8	3.5
LLA impairment charge	0.6	4.1
Total non-GAAP adjustments to operating income	21.3	27.3
Adjusted operating income	34.8	16.6
Amortization	10.3	12.5
Acquired intangibles amortization	(2.8)	(3.5)
Adjusted EBITDA	$42.3	$25.6

Revenue	$251.3	$249.6
Adjusted operating income margin % (1)	14%	7%
Adjusted EBITDA margin % (2)	17%	10%
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(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.
The Company uses free cash flow (usage) when assessing its sources of liquidity, capital resources, and quality of earnings. The Company believes that free cash flow (usage) is helpful in understanding the Company’s capital requirements and provides an additional means to reflect the cash flow trends in the Company’s business.
Reconciliation of U.S. GAAP net cash used in operating activities for the six months ended August 31, 2025 and August 31, 2024 to free cash flow (usage) is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2025	August 31, 2024
Net cash provided by (used in) operating activities	$3.4	$(16.0)
Acquisition of property, plant and equipment	(0.8)	(0.5)
Free cash flow (usage)	$2.6	$(16.5)
Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimated future performance. Readers are cautioned that Secure Communications annual recurring revenue (“ARR”) and Secure Communications dollar-based net retention rate (“DBNRR”) do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies.

For the Three Months Ended (in millions)	August 31, 2025
Secure Communications Annual Recurring Revenue	$213
Secure Communications Dollar-Based Net Retention Rate	93%